UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 31, 2008

GREENHILL & CO., INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-32147 Commission file number	51-0500737 (I.R.S. Employer Identification No.)

300 Park Avenue, 23rd floor New York, New York 10022 (Address of principal executive offices)	10022 (Zip Code)

Registrant’s telephone number, including area code: (212) 389-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. Financial Information.

Item 2.02. Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 and incorporated by reference is a copy of the press release, dated January 31, 2008, issued by Greenhill & Co., Inc. announcing its financial results for the fiscal year ended December 31, 2007.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit Number	Description
99.1	Press Release of Greenhill & Co., Inc. dated January 31, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Greenhill & Co., Inc.
Date: January 31, 2008	By:	/s/ John D. Liu
Name: John D. Liu Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Greenhill & Co., Inc. dated January 31, 2008.

E-1